UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 11, 2015

CABOT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-5667	04-2271897
(Commission File Number)	(IRS Employer Identification No.)

TWO SEAPORT LANE, SUITE 1300, BOSTON, MASSACHUSETTS 02210-2019

(Address of Principal Executive Offices) (Zip Code)

(617) 345-0100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Patrick Prevost, President and Chief Executive Officer of Cabot Corporation, presented at the Jefferies 2015 Global Industrials Conference yesterday, August 11, 2015, which was webcast live. During the presentation, Mr. Prevost discussed the Company’s business outlook and indicated that the Company expects to increase adjusted earnings per share by $0.75 in fiscal 2016, compared to fiscal 2015. The slides that accompanied Mr. Prevost’s remarks are attached to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Cabot Corporation Investor Presentation dated August 11, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT CORPORATION

By:	/s/ James P. Kelly
Name:	James P. Kelly
Title:	Vice President and Controller

Date: August 12, 2015

EXHIBIT INDEX

Exhibit Index	Title

99.1	Cabot Corporation Investor Presentation dated August 11, 2015